AGREEMENT

AGREEMENT (this “Agreement”) dated as of December 31, 2006 by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”), Woodlaken LLC (“Woodlaken”), Jezebel Management Corporation (“Jezebel”), Pinetree (Barbados) Inc. (“Pinetree”), Coady Family LLC (“Coady”), F. Jay Leonard (“Leonard”), Peter and Barbara Carpenter (“Carpenter”), Pascal Partners, LLC (“Pascal”), Steven Kilponen (“Kilponen”) and Millennium Trust Co. LLC Custodian FBO Joseph Cooper Rollover IRA 90M020013 (“Cooper,” and together with Woodlaken, Jezebel, Pinetree, Coady, Leonard, Carpenter, Pascal and Kilponen, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company has sold $1,712,085 aggregate principal amount of Senior Secured Promissory Notes to the Investors in the amounts set forth on Schedule 1 (the “Notes”);

WHEREAS, the maturity date of each of the Notes is January 15, 2007;

WHEREAS, the Investors and the Company now wish to amend the Notes to extend their maturity date to September 30, 2007; and

WHEREAS, in consideration of each Investor’s willingness to extend the maturity of the Notes, the Company intends to compensate each of the Investors, at the Investor’s option, by either (i) issuing shares of common stock of the Company, par value $.001 per share (“Common Stock”), in an amount equal to 10,000 shares for each $100,000 in principal amount of Notes, or fraction thereof, held by such Investor or (ii) paying such Investor an amount in cash equal to 5% of the principal amount of Notes, or fraction thereof, held by such Investor in lieu of such shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENT OF NOTES.

1.1. Extension of Maturity Date. Each of the Notes is hereby amended by striking the maturity date of January 15, 2007 and substituting therefor a new maturity date of September 30, 2007.

1.2. Full Force and Effect. Except as amended hereby, the terms of the Notes, as previously amended, remain in full force and effect.

2. Issuance of Common Stock. Promptly upon execution of this Agreement by the Investors, and in consideration thereof, and upon receipt by the Company of investment representation certificates and accredited investor questionnaires from those Investors who have not previously provided copies of such documents to the Company, the Company shall, at each Investor’s option, (i) cause its transfer agent to issue new shares of Common Stock to such Investor in an amount equal to 10,000 shares of Common Stock for each $100,000 in principal amount of Notes, or fraction thereof, held by such Investor, or (ii) pay an amount in cash equal to 5% of the principal amount of Notes, or fraction thereof, held by such Investor in lieu of such shares.

3. MISCELLANEOUS.

3.1. Law Applicable. This Agreement shall be governed by and construed pursuant to the laws of the State of New York, without giving effect to conflicts of laws principles.

3.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for all such counterparts.

[Signatures appear on following pages]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement as of the day and year first above written.

COMPANY:

SOLOMON TECHNOLOGIES, INC.

By:
Name: Peter W. DeVecchis, Jr.
Title: President

WOODLAKEN LLC

By:
Name: Gary M. Laskowski
Title: Manager

JEZEBEL MANAGEMENT CORPORATION

By:
Name: Michael A. D’Amelio
Title: President

PINETREE (BARBADOS) INC.

By:
Name: J. Gordon Murphy
Title: President

COADY FAMILY LLC

By:
Name: Patrick D. Coady
Title: Manager

F. Jay Leonard

Peter Carpenter

Barbara Carpenter

PASCAL PARTNERS, LLC

By:
Name: Nick Marinella
Title: Managing Member

Steven Kilponen

Millennium Trust Co. LLC Custodian
FBO Joseph Cooper Rollover IRA 90M020013

By:
Name:
Title:

SCHEDULE 1

Senior Notes

Name of Investor	Date Issued	Principal Amount
Woodlaken LLC	March 7, 2005	$40,000.00
Jezebel Management Corporation	March 16, 2005	$100,000.00
Pinetree (Barbados) Inc.	April 1, 2005	$50,000.00
Woodlaken LLC	April 1, 2005	$10,000.00
Jezebel Management Corporation	April 18, 2005	$75,000.00
Coady Family LLC	May 25, 2005	$100,000.00
Jezebel Management Corporation	July 8, 2005	$75,000.00
Jezebel Management Corporation	August 16, 2005	$150,000.00
Jezebel Management Corporation	September 15, 2005	$150,000.00
Jezebel Management Corporation	November 18, 2005	$100,000.00
Pinetree (Barbados) Inc.	November 18, 2005	$100,000.00
F. Jay Leonard	March 20, 2006	$25,000.00
Woodlaken LLC	March 31, 2006	$72,000.00
Peter and Barbara Carpenter	April 7, 2006	$100,000.00
Pascal Partners, LLC	April 10, 2006	$100,000.00
Coady Family LLC	May 23, 2006	$200,000.00
Steven Kilponen	June 13, 2006	$25,000.00
Millennium Trust Co. LLC Custodian FBO Joseph Cooper Rollover IRA 90M020013	July 3, 2006	$100,000.00
F. Jay Leonard	October 13, 2006	$25,000.00
Millennium Trust Co. LLC Custodian FBO Joseph Cooper Rollover IRA 90M020013	October 13, 2006	$85,000.00
[Steven Kilponen	October 31, 2006	$30,085.00	]
Total		$1,712,085.00